Supplement dated April 22, 2004 to Prospectus/Proxy Statement
                     Dated February 20, 2004 regarding the:


Acquisition of the Assets of:         By and in Exchange for the Shares of:

Orchard DJIASM Index Fund             Maxim S&P 500 Index(R) Portfolio
Orchard S&P 500 Index(R) Fund         Maxim S&P 500 Index(R) Portfolio
Orchard Nasdaq-100 Index(R) Fund      Maxim S&P 500 Index(R) Portfolio
Orchard Index 600 Fund                Maxim Index 600 Portfolio

each a series of:                     each a series of:

Orchard Series Fund                   Maxim Series Fund, Inc.
8515 E. Orchard Road                  8515 E. Orchard Road
Greenwood Village, Colorado 80111     Greenwood Village, Colorado 80111
(303) 737-3000                        (303) 737-3000


The officers of Orchard Series Fund ("Orchard") have been advised that currently there are not sufficient shareholder votes with respect to the acquisition of the assets of the Orchard S&P 500 Index(R) Fund by Maxim S&P500 Index(R) Portfolio, Orchard Nasdaq-100 Index(R) Fund by Maxim S&P 500 Index(R) Portfolio, and Orchard Index 600 Fund by Maxim S&P 600 Portfolio. Consequently, Orchard intends to make arrangements to solicit by telephone the voting instructions of shareholders of the Orchard S&P 500 Index(R), Orchard Nasdaq-100 Index(R) and Orchard Index 600 Funds. All costs associated with the telephone solicitation will not exceed an approximate fee of $[2,000] in addition to out-of-pocket expenses, all of which costs will be borne by GW Capital Management, LLC (investment adviser to Orchard) or one of its affiliates.

                                    IMPORTANT
                  YOUR VOTING INSTRUCTIONS ARE URGENTLY NEEDED

For voice mail/answering machine messages:
Hello, this is ______________ calling on behalf of Orchard Series Fund in connection with the shares you own of the [Orchard Index 600 Fund/Orchard S&P 500 Index Fund/Orchard Nasdaq-100 Fund]. Recently, you should have received material in the mail concerning the Special Meeting of Shareholders scheduled for Monday, March 29, 2004. The meeting has been rescheduled for a later date because we did not receive enough Shareholder votes. At your earliest convenience, please sign, date and return the Voting Instruction Card in the envelope provided or follow the instructions provided on the new voting instruction card we recently mailed to you in order to vote by fax. If you have any questions or need proxy materials please call (xxx) xxx-xxxx. You may also vote by telephone. If you wish to do so, please call (xxx) xxx-xxx. Thank you for your consideration.

For when you reach someone in person:

Hello, this is _____________ calling on behalf of Orchard Series Fund in connection with the shares you own of the [Orchard Index 600 Fund/Orchard S&P 500 Index Fund/Orchard Nasdaq-100 Fund]. May I please speak to
_________________________?

The Board of Trustees of the [Orchard Index 600 Fund/Orchard S&P 500 Index Fund/Orchard Nasdaq-100 Fund] mailed a Prospectus/Proxy Statement, dated February 20, 2004, that requires your attention. I'm calling to find out if you received these materials. May I have a moment of your time?

Have you received the proxy materials in the mail?

         (check mailing address if the response is "no." End telephone call with "We will mail you a copy of the proxy materials and, if it is convenient, we will follow up with you in a few days.")

If YES: Although the Board of Trustees of Orchard Series Fund approved the Reorganization, your voting instructions are necessary in order for the Reorganization to be effected. The Board has recommended that you vote in favor of the proposal to approve a plan of reorganization under which the assets of each series of Orchard Series Fund will be acquired in exchange for shares of certain series of Maxim Series Fund. For your convenience, I can record your vote over the telephone right now. Okay?

IF NO:  Do you have any questions that I may answer about this proxy for you?

     (Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board members have recommended a vote "FOR" the proposal. Most questions can be addressed by referring to the proxy statement or the attached Q&A.)

At your earliest convenience, please vote by signing and dating the proxy card you received, and return it in the envelope provided or by faxing it to the number provided to you. Are you sure that you do not want to take advantage of voting your shares right now over the phone? If not, please remember you can do so later by calling (xxx) xxx-xxxx.


IF YES:  Do you have any questions before we proceed?

     (Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board members have recommended a vote "FOR" the proposal to approve the plan of reorganization. Most questions can be addressed by referring to the proxy statement or the attached Q&A.)

Here is how we will proceed. The call will be recorded. I will ask for your name, your address and ONLY the last 4 digits of your social security number (or Tax ID number if shares are registered to an entity). Finally, I will confirm that you have received the proxy materials and take your vote. You will be mailed a letter confirming your votes, which will tell you how to make any changes, if you wish. Are you ready?

Begin the Vote

First, I'll reintroduce myself. My name is calling on behalf of Orchard Series Fund. Today's date is and the time is . May I please have your full name? (If shareholder is an entity, may I please have your title?) Can you confirm that you are authorized to direct voting of the [Orchard Index 600 Fund/Orchard S&P 500 Index Fund/Orchard Nasdaq-100 Fund] shares?

May I please have your address?

May I have the last 4 digits of your social security number (or Tax ID number if shareholder is an entity)?

     (Input the last 4 digits of the SSN into a spreadsheet. You may not proceed without this information. If the shareholder refuses to give this information, explain that it is for security purposes only, to assure that only the proper person can vote his/her shares. However, if the shareholder continues to resist, you have no choice but to politely end the call?)

Have you received the proxy materials?

Actual Voting

Your Board members are asking you to consider a proposal to approve a plan of reorganization which they have studied carefully. They recommend you vote in favor of the proposal. Would you like to vote in favor of the proposal as recommended by your Board?

         If you are required to read the proposal, end by saying, "Your Board recommends that you vote in favor. How would like to vote?" Valid responses are:

         FOR - For proposal

         AGAINST - Against proposal

         ABSTAIN - Abstain

Closing

I have recorded your vote. You voted _____________. Is that correct? As your voting agent, I will execute a written proxy in accordance with your instructions and forward it to the fund. In the next 72 hours, we will mail you a letter by first class mail confirming your vote. If you wish to change your vote for any reason, please call as at the phone number listed in the letter.

Thank you for your time and have a good day.

Frequently Asked Questions

Q:       Why is the Reorganization being proposed?

         The [Orchard Index 600 Fund/Orchard S&P 500 Index Fund/Orchard Nasdaq-100 Index Fund is a small fund without prospects for growth; therefore, it is not expected that it can satisfactorily be managed to track its benchmark index or be managed on a cost-effective basis in the future. As well, the restructuring is designed to eliminate the offering of overlapping investments with similar investment objectives and investment strategies that serve as funding vehicles for qualified plans. The Reorganization is intended to provide you with an investment alternative with a competitive expense level. After considering a variety of other factors, including past performance of the [Maxim Index 600 Portfolio and the Orchard Index 600 Fund/Maxim S&P 500 Index Portfolio and the Orchard S&P 500 Index Fund/ Maxim S&P 500 Index Portfolio and the Orchard Nasdaq-100 Fund, similarity of investment objectives and policies and the absence of any dilution or adverse tax consequences to shareholders with values allocated to the Money Market Portfolio, the Board of Trustees or Orchard Series Fund approved the Reorganization and unanimously recommends that you give voting instructions in favor of the proposal.

Q:       If the Reorganization is approved, what will happen?

         If the Reorganization is approved by the shareholders all of the substantially all of the assets and liabilities of the [Orchard Index 600 Fund would be transferred to the Maxim Index 600 Portfolio/Orchard S&P 500 Index Fund would be transferred to the Maxim S&P 500 Index Portfolio/ Orchard Nasdaq-100 Index Fund would be transferred to the Maxim S&P 500 Index Portfolio. The [Orchard Index 600 Fund/Orchard S&P 500 Index Fund/Orchard Nasdaq-100 Fund] would then be liquidated. After the Reorganization is completed, your account value(s) will have the same total value in the Maxim Portfolio as the Orchard Fund shares you owned immediately before the Reorganization is completed. The Reorganization is scheduled to be completed on April 23, 2004.

Q:       What will be the effect on the investment strategies associated with my investment if the proposed changes are approved?

Orchard Index 600 Fund (in exchange for Maxim Index 600 Portfolio) and Orchard S&P 500 Index Fund (in exchange for Maxim S&P 500 Index Portfolio):

         These two funds have identical investment objectives and principal investment strategies and track the same benchmark index.

Orchard Nasdaq-100 Fund (in exchange for Maxim S&P 500 Index Portfolio):

          These two funds have similar principal investment strategies, but track different benchmark indexes. Although both funds generally track indexes that are composed of stocks of large capitalization companies, the Orchard Nasdaq-100 Fund may be more volatile due to its concentration of holdings in technology stocks in that in a technology downturn or upturn, the Orchard Nasdaq-100 Fund would be more likely to have steeper losses and higher returns, respectively, than the Maxim S&P 500 Index Portfolio.

Q:       How will fees and expenses be affected?

         The funds have the identical fee structure - 0.60% total annual portfolio operating expenses.

Q:       Will there be any change in who manages the investment portfolio?

           No. GW Capital Management, LLC (doing business as Maxim Capital Management, LLC) is the investment adviser for both Orchard Series Fund and Maxim Series Fund. For all equity index funds, Maxim Capital Management has retained BNY Investment Advisors (a division of the Bank of New York) to provide the day-to-day management of the index funds for both Orchard Series Fund and Maxim Series Fund.


Q:       Who will pay for the Reorganization?

         The costs and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by GW Capital Management LLC (doing business as Maxim Capital Management), the investment adviser to Orchard Series Fund and Maxim Series Fund.

Q:       How will accountholder services change?

         There will be no change to your accountholder services.

Q:       What if I do not give voting instructions or give instructions to vote against the Reorganization, yet approval of the Reorganization is obtained?

         Your shares of the [Orchard Index 600 Fund would be exchanged and redeemed for shares of the Maxim Index 600 Portfolio] [Orchard S&P 500 Index Fund would be exchanged and redeemed for shares of the Maxim S&P 500 Index Portfolio] [Orchard Nasdaq-100 Index Fund would be exchanged and redeemed for shares of the Maxim S&P 500 Index Portfolio].

Q:       What do I need to do?

         Please read the Prospectus/Proxy Statement, dated February 20, 2004, which was mailed to you and please give voting instructions. Your voting instructions are important! Accordingly, please sign, date and mail the voting instruction card promptly in the enclosed return envelope as soon as possible after reviewing the Prospectus/Proxy Statement or follow the instructions provided to you to fax your voting instructions.

Q:       May I attend the Meeting in person?

         Yes, you may attend the Meeting in person. If you complete a voting instruction card and subsequently attend the Meeting, your voting instructions may be revoked. Therefore, to ensure your voting instructions are counted, I urge you to mail us your signed, dated and completed voting instruction card even if you plan to attend the Meeting.